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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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          We consent to the incorporation by reference in the registration statement on Form S-8 of Nerox Energy Corporation of our report dated May 17, 1996 on our audit of the consolidated financial statements of Nerox Energy Corporation as of and for the year ended December 31, 1995, which report is included in the Annual Report on Form 10-K.

Date:  January 23, 1998              Cacciamatta Accountancy Corporation
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                                 By: /s/ DANILO CACCIAMATTA
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                                     Danilo Cacciamatta, CPA
                                     President